Exhibit 4.12

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
COMMON STOCK COMMON STOCK
PAR VALUE $0.001 THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA, JERSEY CITY, NJ AND
COLLEGE STATION, TX
Certificate Shares
Number * * 000000 ******************
* * * 000000 *****************
ZQ00000000 EQUINIX **** 000000 ****************
EQUINIX, INC. ***** 000000 ***************
****** 000000 **************
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David SampleMR.**** Mr. AlexanderSAMPLEDavid Sample **** Mr. Alexander&DavidMRS.Sample **** Mr AlexanderSAMPLEDavid Sample **** Mr. Alexander& David Sample **** CUSIP 29444U 50 2
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. AlexanderMR.David Sample SAMPLE**** Mr. Alexander David Sample ****&Mr. AlexanderMRS.David SampleSAMPLE**** Mr. Alexander David Sample **** Mr. Alexander SEE REVERSE FOR CERTAIN DEFINITIONS
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample
is the owner of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares
****000000**Shares****000000**Shares***
*000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares
****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares
****000000**Shares****000000**Shares****0
00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares
****000000**Shares****000000**Shares****00***ZERO HUNDRED THOUSAND
0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000
000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****0000
00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****00000
0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000
**Shares****000000**Shares****000000ZERO HUNDRED AND ZERO***
**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000000*
*Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
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000000**Shares****000000**Shares****000000**S
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF
EQUINIX, INC., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
EQUINIX, INC. DATED DD-MMM-YYYY
CORPORATE
SEAL COUNTERSIGNED AND REGISTERED:
JUNE 22 1998 COMPUTERSHARE TRUST COMPANY, N.A.
DELAWARE
Chairman TRANSFER AGENT AND REGISTRAR,
By
Chief Legal Officer and Secretary AUTHORIZED SIGNATURE
1234567

EQUINIX, INC.
A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS AS ESTABLISHED, FROM TIME TO TIME, BY THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION AND BY ANY CERTIFICATE OF DESIGNATION, AND THE NUMBER OF SHARES CONSTITUTING EACH CLASS AND SERIES AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE FROM THE CORPORATION AT ITS PRINCIPAL OFFICE.
PURSUANT TO ARTICLE XI OF THE CORPORATION’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OWNERSHIP, AND THE HOLDERS OF SUCH SHARES MAY BE REQUIRED TO PROVIDE CERTAIN INFORMATION TO THE CORPORATION. THE CORPORATION WILL FURNISH A STATEMENT ABOUT RESTRICTIONS ON TRANSFERABILITY AND OWNERSHIP AND THE REQUIREMENTS TO PROVIDE SUCH INFORMATION TO ANY STOCKHOLDER ON REQUEST TO THE CORPORATION OR THE TRANSFER AGENT AND WITHOUT CHARGE.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common UNIF GIFT MIN ACT- Custodian
(Cust) (Minor)
TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act
(State)
JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT Custodian (until age. )
and not as tenants in common (Cust) (Minor)
under Uniform Transfers to Minors Act.
(State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated: 20 Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature:
Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.